UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5637 La Ribera St.

Suite A

Livermore, CA 94550

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 455-9400

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $345.00	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 28, 2024, Advent Technologies Holdings, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it has satisfied its previous deficiency in filing its annual report on Form 10-K, which occurred on August 13, 2024. The Letter further informed the Company that it remains noncompliant with periodic requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) because the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “First Quarter 10-Q”) and the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2024 (the “Second Quarter 10-Q” and, together with the First Quarter 10-Q, the “Delinquent 10-Qs”) were not filed with the Securities and Exchange Commission by the required due dates of May 14, 2024 and August 14, 2024, respectively. This Letter received from Nasdaq has no immediate effect on the listing or trading of the Company’s shares.

In response to the Company’s previous submissions to Nasdaq on June 13, 2024, August 5, 2024 and August 27, 2024, Nasdaq has granted the Company an exception until Monday, October 14, 2024, as instructed by the Letter, to regain compliance with the Nasdaq Listing Rules by filing the Delinquent 10-Qs.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Effective as of August 30, 2024, (i) each of Nora Goudroupi, Wayne Threatt, Von McConnell, Larry Epstein and Anggelos Skutaris resigned as directors of the Company, and (ii) the Company’s Board of Directors appointed Gary Herman as a Class I Director and Marc Seelenfreund and Avtar Dhaliwal as Class II directors. Messrs. Herman, Seelenfreund and Dhaliwal were each appointed to serve as members of the Audit Committee of the Board of Directors.

The principal occupation and brief summary of the backgrounds of Messrs. Herman, Dhaliwal and Seelenfreund are as follows:

Mr. Gary Herman, 60, is a seasoned investor with many years of investment and business experience. From 2005 to 2020 he co-managed the Strategic Turnaround Equity Partners, LP (Cayman) fund and its affiliates. From January 2011 to August 2013, he was a managing member of Abacoa Capital Management, LLC, which managed Abacoa Capital Master Fund, Ltd., focused on a Global-Macro investment strategy. From 2005 to 2020, Mr. Herman was affiliated with Arcadia Securities LLC, a New York-based broker-dealer. From 1997 to 2002, he was an investment banker with Burnham Securities, Inc. From 1993 to 1997, he was a managing partner of Kingshill Group, Inc., a merchant banking and financial firm with offices in New York and Tokyo. Mr. Herman has a B.S. from the University at Albany with a major in Political Science and minors in Business and Music. Mr. Herman has many years of experience serving on the boards of public and private companies. He presently sits on the boards of Siyata Mobile, Inc. (NASDAQ: SYTA), Virpax Pharmaceuticals, Inc. (NASDAQ: VRPX), SRM Entertainment, Inc. (NASDAQ: SRM), LQR House, Inc. (NASDAQ: LQR), SusGlobal Energy Corp. (OTCQB: SNRG) and XS Financial, Inc. (CSE: XS).

Mr. Marc Seelenfreund, 56, is the Founder and has been the Chief Executive Officer of Siyata Mobile Inc. (NASDAQ: SYTA) since July 2015. Siyata is a leading vendor of mission critical Push to Talk Over Cellular products working with all the major cellular carriers in North America as well as in international markets. Marc has over 20 years of experience in the telecom and cellular arena as was founder of a leading telecom distribution company Accel Ltd (Tase: ACCL) representing multiple global telecom vendors in the Israeli telecom market. Marc was an officer in the IDF, received a law degree from Bar Ilan University and is the Chairman of Ono Academic College.

Mr. Avtar Dhaliwal, 30, is a Chief Executive Officer and director of publicly traded companies listed in Canadian exchanges (CSE & NEO). He holds a degree in Biology from the University of British Columbia Okanagan and has years of experience in the food industry with a specialty in supply chain, compliance and regulatory processes. Mr. Dhaliwal’s work in the agricultural industry had him oversee and focus on crop quality standardization, distribution and marketing from wholesalers, and direct to consumer sales and overseas sales in local markets. Dealing with distributors and associations, Mr. Dhaliwal placed products into large box retailers and nationwide grocers such as Overwaitea and Safeway. Mr. Dhaliwal has been instrumental in navigating the companies through compliance and regulatory hurdles of listing products and distributing with large-scale distributors.

Item 7.01	Regulation FD Disclosure.

A press release, dated September 4, 2024, disclosing the Company’s receipt of the Nasdaq notification letter referenced in Item 3.01 above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued September 4, 2024.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2024

Advent Technologies Holdings, Inc.

By:	/s/ Vassilios Gregoriou
Name:	Vassilios Gregoriou
Title:	Chairman and Chief Executive Officer

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